Concentrations Of Credit Risk	12 Months Ended
Dec. 31, 2019
Concentrations Of Credit Risk [Abstract]
Concentration Of Credit Risk

17. CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject us to a concentration of credit risk principally consist of cash and cash equivalents.  Cash and cash equivalents are primarily held in bank accounts and overnight investments.  At times our cash balances on deposit with banks may exceed the balance insured by the F.D.I.C.